UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 14, 2008 (Date of earliest event reported)

MICROFLUIDICS INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-11625	04-2793022
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

30 Ossipee Road

Newton, MA  02464

(Address of principal executive offices)

Telephone: (617) 969-5452

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 14, 2008 (the “Effective Date”), Microfluidics International Corporation, a Delaware corporation (the “Company”), entered into a Debenture and Warrant Purchase Agreement (the “Agreement”) with Global Strategic Partners, LLC (the “Investor”).

Under the Agreement, the Company issued and sold to the Investor a convertible debenture dated the Effective Date in the principal amount of $5,000,000 (the “Debenture”).   The $5,000,000 purchase price was paid to the Company on the Effective Date.  The outstanding principal amount of the Debenture will accrue interest at a per annum rate equal to nine percent (9.0%) or, if less, at the highest rate permitted by applicable law.  In the event of an Event of Default (as defined below), interest on the outstanding principal amount of the Debenture and unpaid interest will increase by two percent (2.0%) per annum or, if less, at the highest rate permitted by applicable law, until such Event of Default is cured or waived.  Interest is due and payable on the first business day of each calendar quarter (each, an “Interest Payment Date”).  The outstanding principal amount of the Debenture, together with accrued and unpaid interest, is due and payable on the earlier of (i) November 14, 2015 or (ii) the acceleration of the maturity of the Debenture upon the occurrence of an Event of Default (such earlier date, the “Maturity Date”).  The Company may, at its option and upon thirty days’ notice to the Investor, prepay on an Interest Payment Date all of the principal balance of the Debenture, without penalty or premium, together with accrued and unpaid interest through the date of prepayment.

On the Maturity Date, any Interest Payment Date prior thereto, or the date on which a Change of Control Event (as defined below) occurs, the Investor may, at its option and upon three (3) business days’ notice to the Company, convert all or any portion of the outstanding principal amount of the Debenture (the “Converted Principal”) into that number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), equal to the quotient of: (i) the outstanding principal amount of the Debenture, divided by (ii) $1.25, rounded to the nearest share (the “Conversion”).  Upon the Conversion, all or any portion of the accrued and unpaid interest on the Converted Principal will become immediately due and payable, which amount may be payable in shares of Common Stock in accordance with the formula set forth in the preceding sentence.

The Company also issued a Common Stock Purchase Warrant dated the Effective Date to the Investor (the “Warrant”), representing the right to purchase up to a number of shares of Common Stock equal to fifty percent (50%) of the outstanding Common Stock on a fully diluted basis, less the number of shares of Common Stock into which the Debenture is convertible.  The Warrant has a term of the earlier to occur of: (i) the seventh (7th) anniversary of the Effective Date, (ii) the third (3rd) anniversary of the Effective Date (the “Third Anniversary”) in the event that the Company has retired the Debenture on or before the Third Anniversary or (iii) such time as the Investor has acquired fifty percent (50%) of the total number of shares of the Common Stock then outstanding on a fully diluted basis (such earlier date, the “Warrant Termination Date”).

The Warrant can be exercised by the Investor in two (2) tranches at any time prior to the Warrant Termination Date.  The first tranche is exercisable in whole or in part at $2.00 per share.  The aggregate number of shares of Common Stock (the “Tranche One Maximum”) that may be purchased pursuant to one or more tranche one exercises of the Warrant (the “Tranche One Exercises”) is forty percent (40%) of the Common Stock then outstanding on a fully diluted basis, minus that number of shares of Common Stock that the Investor is or was entitled to acquire (or has theretofore acquired) upon exercise of the conversion feature of the Debenture.  Notwithstanding the preceding sentence, if all or any portion of the principal amount of the Debenture has been prepaid by the Company prior to the Third Anniversary, then the Tranche One Maximum will also include a number of shares of Common Stock equal to the quotient of: (i) the amount of the Debenture’s principal amount that was so repaid by the Third Anniversary, divided by (ii) $1.25 (the “Prepayment Shares”).

The Warrant’s second tranche is exercisable in whole or in part at $3.00 per share.  The aggregate number of shares of Common Stock that may be purchased pursuant to one or more tranche two exercises of the Warrant (the “Tranche Two Exercises”) is equal to (a) fifty percent (50%) of the Common Stock then outstanding on a fully diluted basis, minus (b) that number of shares of Common Stock that the Investor is or was entitled to acquire (or has theretofore acquired) upon (i) exercise of the conversion feature of the Debenture, and (ii) the Tranche One Exercise, plus (c) the Prepayment Shares.  A Tranche Two Exercise may only be made after the full number of shares exercisable pursuant to Tranche One Exercises have been purchased.

The aggregate purchase price for shares of Common Stock purchased under the Warrant (the “Warrant Shares”) may be paid either (i) by cash or wire transfer of immediately available funds, (ii) by surrender of a number of Warrant Shares which have a fair market value equal to the aggregate purchase price of the Warrant Shares being purchased as determined pursuant to a formula set forth in the Warrant, or (iii) any combination of the foregoing.

The number and kind of securities purchasable upon exercise of the Warrant and the related exercise price are subject to adjustment in the event the Company (a) pays a dividend or makes a distribution in shares of Common Stock to holders of its outstanding Common Stock, (b) subdivides its outstanding shares of Common Stock into a greater number of shares, (c) combines its outstanding shares of Common Stock into a smaller number of shares, or (d) issues any shares of its capital stock in a reclassification of the Common Stock.  Upon the occurrence of any of the foregoing events, the number and kind of securities purchasable upon exercise of the Warrant immediately prior thereto will be adjusted so that the Investor will receive the number and kind of securities that it would have owned or been entitled to receive had the Warrant been exercised in advance of such event.

The offer and sale of the Debenture and the Warrant were conducted in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D of the Securities Act (“Regulation D”), as such transaction did not involve a public offering of securities.  The Investor represented to the Company in the Agreement that it is an “accredited investor” within the meaning of Rule 501 of Regulation D.

In connection with the Agreement, the Company and the Investor executed a Registration Rights Agreement dated the Effective Date, pursuant to which the Company obligated itself to file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-3 within 20 days after the Effective Date for purposes of registering the shares of Common Stock issuable upon the conversion of the Debenture and the exercise of the Warrant.  The Company is required to use its best efforts to cause such Registration Statement to be declared effective by the SEC at the earliest practicable date, but in no event later than the 120th day after the Effective Date.

To secure the payment and performance of its obligations under the Agreement, the Debenture, the Warrant and related agreements (collectively, the “Financing Documents”), the Company granted the Investor a security interest in substantially all of its assets pursuant to a Security Agreement (the “Security Agreement”), Patent Security Agreement and Trademark Security Agreement, each between the Company and the Investor and dated as of the Effective Date.

The obligations of the Company under the Financing Documents are unconditionally and irrevocably guaranteed by Microfluidics Corporation, a Delaware corporation and the Company’s wholly-owned subsidiary (the “Subsidiary”), pursuant to a Subsidiary Guaranty (the “Guaranty”) entered into by the Investor and the Subsidiary, dated as of the Effective Date.  To secure the Subsidiary’s obligations under the Guaranty, the Subsidiary granted the Investor a security interest in substantially all of its assets pursuant to a Guarantor Security Agreement and Guarantor Trademark Security Agreement, each between the Subsidiary and the Investor and dated as of the Effective Date.

Pursuant to the Agreement, until the third (3rd) anniversary of the Agreement, at any election of members of the board of directors of the Company (the “Board”), the Investor shall have the right to nominate at least one (1) person to serve on the Board and the Company must use its best efforts to cause the election of such person to the Board.   If the Investor exercises any portion of the Warrant, then, at any election of members of the Board, the Investor shall have the right to nominate additional persons designated as may be necessary to cause the Investor’s representation on the Board to be proportional to the Investor’s stockholdings in the Company, and the Company must use its best efforts to cause the election of such persons to the Board.

The Company has agreed in the Agreement to amend its Certificate of Incorporation at its next Annual Meeting of Stockholders in order to increase its duly authorized shares of Common Stock by such number as would be required for the Company to fulfill its obligations under the Financing Documents.

The Agreement states that the Investor has the right to participate in certain of the Company’s equity financings.  Specifically, each time that the Company proposes to offer shares of, or securities convertible into or exchangeable or exercisable for any shares of, any class of its capital stock (collectively, “Equity Securities”), the Company must first offer the Investor the right to purchase five percent (5.0%) of such Equity Securities, subject to certain exceptions.  This participation right will expire at anytime following the third (3rd) anniversary of the date of the Debenture that the Investor does not hold at least five percent (5.0%) of the Company’s outstanding Common Stock.

The term “Event of Default” is defined in the Debenture to include, among other things: (i) a payment default, (ii) a default in the Company’s observance or performance of any covenant, obligation or agreement under the Debenture, the Agreement, the Security Agreement or any other agreement pursuant to which the Company or any other person provides a guaranty or lien on its assets in favor of the Investor, (iii) a representation, warranty or certification made by the Company in the Debenture, the Agreement, the Security Agreement or any related document proves to have been false or incorrect in any material respect on the date it was made, (iv) insolvency, (v) failure of the Company to amend its Certificate of Incorporation as described above by June 30, 2009, or (vi) the occurrence of a Change of Control Event.

The term “Change of Control Event” is defined in the Debenture to include: (i) a sale, lease or other disposition of all or substantially all of the assets of the Company; (ii) a merger, consolidation, reorganization, sale of shares by the Company or share exchange or sale of shares by the Company’s stockholders, or other similar transaction or series of related transactions, which results in the Company’s stockholders immediately prior to such transaction holding less than fifty percent (50%) of the voting power of the outstanding securities of the surviving, continuing or purchasing entity (other than by the Investor’s exercise of the Warrant); or (iii) the direct or indirect acquisition by any person or related group of persons (other than the Investor or an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.

As compensation for its services, the Company paid the placement agent a commission equal to six percent (6.0%) of gross proceeds received from the Investor ($300,000) and reimbursed the placement agent for out-of-pocket expenses in the approximate amount of $1,100.

Item 1.02 Termination of a Material Definitive Agreement.

On the Effective Date, the Company repaid the entire amount of $1,048,264.58 (the “Payoff Amount”) due under its (i) Amended and Restated Loan and Security Agreement, dated as of October 20, 2008, with Silicon Valley Bank (the “LSA”) and (ii) Amended and Restated Export-Import Bank Loan and Security Agreement, dated as of October 20, 2008, with Silicon Valley Bank (the “EXIM LSA” and together with the LSA, the “SVB Loan Agreement”).  The Payoff Amount was comprised of $1,027,674.58 in principal, interest and fees, a termination fee of $20,000, a statement fee of $15.00 and a legal fee of $575.  The Company used a portion of the proceeds that the Investor paid to the Company under the Agreement described in Item 1.01 above to satisfy the Payoff Amount.

The terms of the SVB Loan Agreement were reported by the Company in its Current Report on Form 8-K filed with the SEC on October 24, 2008, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 above is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)                                 The following exhibits are hereby filed as part of this Current Report on Form 8-K:

Number	Exhibit

10.1

Amended and Restated Loan and Security Agreement, dated as of October 20, 2008, among Silicon Valley Bank, Microfluidics International Corporation and Microfluidics Corporation (Filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 24, 2008, and incorporated herein by reference).

10.2

Amended and Restated Export-Import Bank Loan and Security Agreement, dated as of October 20, 2008, among Silicon Valley Bank, Microfluidics International Corporation and Microfluidics Corporation (Filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 24, 2008, and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2008	MICROFLUIDICS INTERNATIONAL
CORPORATION

By: /s/ Brian E. LeClair
	Name:	Brian E. LeClair
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Amended and Restated Loan and Security Agreement, dated as of October 20, 2008, among Silicon Valley Bank, Microfluidics International Corporation and Microfluidics Corporation (Filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 24, 2008, and incorporated herein by reference)

10.2

Amended and Restated Export-Import Bank Loan and Security Agreement, dated as of October 20, 2008, among Silicon Valley Bank, Microfluidics International Corporation and Microfluidics Corporation (Filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 24, 2008, and incorporated herein by reference).